UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2019

 EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)
(614) 474-4001
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;      Compensatory Arrangements of Certain Officers.
On March 4, 2019, James (“Jim”) Hilt, who currently serves as Executive Vice President and Chief Customer Experience Officer of Express, Inc. (the “Registrant”), informed the Registrant that he intends to step down from this position to pursue another opportunity. Mr. Hilt’s last day of employment with the Registrant and its subsidiaries will be March 19, 2019 (the “Effective Date”).
Pursuant to the amended and restated severance agreement entered into in March 2017 by and between Express, LLC, a subsidiary of the Registrant (together with the Registrant the “Company”), and Mr. Hilt (the “Hilt Agreement”), Mr. Hilt’s resignation will be treated as a voluntary resignation from the Company without Good Reason (as defined in the Hilt Agreement). Accordingly, Mr. Hilt will not receive any cash severance, accelerated equity, or benefits.
Mr. Hilt is subject to various restrictive covenants under the Hilt Agreement, including non-competition, non-solicitation, non-disparagement and confidentiality covenants, which remain in effect in accordance with their terms. The non-competition and non-solicitation covenants prohibit Mr. Hilt from engaging in certain activities for a period of 12 months after the termination of his employment.
Mr. Hilt will be required to repay in its entirety a retention bonus in the amount of $350,000 pursuant to the Letter of Agreement (“Retention Award”) between Mr. Hilt and the Company dated November 18, 2017.
The foregoing summary of the provisions of the Hilt Agreement is qualified in its entirety by reference to the complete text of the Hilt Agreement, which is incorporated herein by reference and a copy of which is included as Exhibit 10.3 to the Current Report on Form 8-K filed by the Registrant on March 17, 2017. The foregoing summary of the provisions of the Retention Award is qualified in its entirety by reference to the complete text of the Retention Award, which is incorporated herein by reference and a copy of which is included as Exhibit 10.30 to the Annual Report on Form 10-K filed by the Registrant on April 4, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Amended and Restated Severance Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K, filed with the SEC on March 17, 2017).
10.2	Letter of Agreement, Dated November 18, 2017, Between James A. Hilt and Express (incorporated by reference to Exhibit 10.30 to the Annual Report on Form 10-K, filed with the SEC on April 4, 2018).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.
Date: March 8, 2019	/s/ Melinda R. McAfee
Melinda R. McAfee
Senior Vice President, General Counsel & Secretary